                                                                 Exhibit 10.11-C

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     Assignment and Assumption Agreement (the "Agreement"), dated as of December 21, 1997, between Neveast Limited Partnership, a Delaware limited partnership (the "Assignee"), and Raymond L. Gellein, Jr., Trustee of JGG Holdings Trust (the "Assignor").

                               R E C I T A L S:
                               ---------------

     WHEREAS, Assignor is the owner of 2,764,175 shares (the "Shares") of common stock, $.01 par value per share, of Vistana, Inc., a Florida corporation (the "Company");

     WHEREAS, Assignor is transferring a portion of the Shares to Nevjan I, Inc. ("Nevjan I") and the remainder of the Shares to Assignee and Nevjan I is transferring such portion of the Shares to Assignee.

     WHEREAS, Assignor and certain other shareholders of the Company have provided for the voting and transfer of their shares of common stock of the Company, including without limitation the Shares, pursuant to that certain Shareholders' Agreement dated as of February 10, 1997 (the "Shareholders' Agreement");

     WHEREAS, the Company has granted to Assignor certain registration rights pursuant to that certain Registration Rights Agreement dated as of February 10, 1997 (the "Registration Rights Agreement"), among the Company, Assignor and the other parties thereto;

     WHEREAS, Assignor has agreed to certain restrictions regarding the transfer of the Shares pursuant to that certain letter dated December 4, 1997, from Assignor to NationsBanc Montgomery Securities, Inc. ("NationsBanc") (such letter, together with any other lock-up letters from Assignor to Nationsbanc, the "Lock-Up Agreements");

     WHEREAS, Assignor has granted to certain employees and former employees of the Company and its subsidiaries and affiliates options to acquire certain of the Shares pursuant to those certain Shareholder Option Agreements described on Schedule A, attached hereto and by this reference made a part hereof (the "Option Agreements" and, together with the Shareholders' Agreement, the Registration Rights Agreement and the Lock-Up Agreements, the "Agreements"); and

     WHEREAS, Assignor desires to assign to Assignee all of Assignor's rights under the Agreements and Assignee desires to assume the obligations of Assignor under the Agreements as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in, to and under the Agreements.

     2. Assumption by Assignee. Assignee hereby assumes and agrees to perform all of the obligations of Assignor under the Agreements.

     3. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     4. Trustee Liability. This Agreement, to the extent executed by any person or entity in his or its capacity as trustee of a trust, is executed by such person or entity solely as such trustee and not in an individual capacity. The execution by such person or entity of this Agreement in his or its capacity as trustee shall not create any liability on, or require the performance of any covenant by, any such trustee individually nor subject the individual property of such trustee to any liability.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                              ASSIGNOR:

                              /s/ Raymond L. Gellein, Jr.
                              ---------------------------------------
                              Raymond L. Gellein, Jr., Trustee of JGG
                              Holdings Trust

                              ASSIGNEE:

                              NEVEAST LIMITED PARTNERSHIP, a Delaware
                              limited partnership

                              By:   Nevjan 1, Inc., a Nevada
                                    corporation, general partner

                                    By:  /s/ Gordon W. Stewart
                                         ----------------------------
                                    Its: Secretary
                                         ----------------------------
                              By:   Nevjan 2, Inc., a Nevada
                                    corporation, general partner

                                    By:  /s/ Gordon W. Stewart
                                         ----------------------------
                                    Its: Secretary
                                         ----------------------------

                                  SCHEDULE A

                         SHAREHOLDER OPTION AGREEMENTS


Shareholder Option Agreement dated as of February 10, 1997, among Assignor, Matthew E. Avril and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, Alain J.A. Grange and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, Barbara Hollkamp and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, Carol A. Lytle and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, James A. McKnight and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, William J. McLaughlin and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, John
M. Sabin and the other parties thereto.

Shareholder Option Agreement dated as of February 10, 1997, among Assignor, Susan B. Werth and the other parties thereto.

Shareholder Option Agreement dated as of November 18, 1997, among Assignor, Charles E. Harris and the other parties thereto.

Shareholder Option Agreement dated as of November 13, 1997, among Assignor, William J. McLaughlin and the other parties thereto.

Shareholder Option Agreement dated as of July 17, 1997, among Assignor, Alain J.A. Grange and the other parties thereto.

                                      -3-